UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2013

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On April 8, 2013, J. C. Penney Company, Inc. (the “Company”) issued a press release announcing that Ron Johnson is stepping down and leaving the Company as Chief Executive Officer and a member of the Board of Directors.  Mr. Johnson’s departure is not the result of any disagreement with the Company or the Board of Directors on any matter relating to the Company’s operations, policies or practices.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(c)  On April 8, 2013, the Company announced that Myron E. Ullman, III, 66 will serve as the Company’s Chief Executive Officer, effective immediately.  Mr. Ullman previously served as Chairman of the Board and Chief Executive Officer of the Company from 2004 – November 2011 and as Executive Chairman of the Board from November 2011 – January 2012.  He served as Directeur General, Group Managing Director, LVMH Moët Hennessy Louis Vuitton from 1999 to 2002; President of LVMH Selective Retail Group from 1998 to 1999; Chairman of the Board and Chief Executive Officer, DFS Group Ltd. from 1995 to 1998; Chairman of the Board and Chief Executive Officer of R. H. Macy & Company, Inc. from 1992 to 1995; Director of Polo Ralph Lauren Corporation from 2004 to 2006 and Director of Pzena Investment Management, Inc. from 2007 to 2008.  He is currently on the Board of Directors of Starbucks Corporation, Saks Incorporated and the COFRA Group and serves as Deputy Chairman of the Federal Reserve Bank of Dallas.  He is also an advisor to the Board of Directors of the Retail Industry Leaders Association and Chairman of the Board of Mercy Ships International.

In connection with serving as Chief Executive Officer, Mr. Ullman will receive an annual base salary of $1,000,000.  Mr. Ullman and the Company have not entered into an employment agreement.  There are no arrangements or understandings between Mr. Ullman and any other person pursuant to which he was elected as an executive officer of the Company.

As an executive officer of the Company, Mr. Ullman will be eligible to enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10(ii)(ab) to the Company’s Annual Report on Form 10-K for the fiscal year ended January 26, 2002, and to receive other benefits available to an executive officer.

(d)  On April 8, 2013, the Company announced that Mr. Ullman has been elected to the Company’s Board of Directors, effective immediately.  He will not serve on any committees of the Board of Directors or receive any directors’ fees.  There are no arrangements or understandings between Mr. Ullman and any other person pursuant to which he was elected as a director.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	J. C. Penney Company, Inc. Press Release dated April 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Janet Dhillon
Janet Dhillon
Executive Vice President,
General Counsel and Secretary

Date:  April 8, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	J. C. Penney Company, Inc. Press Release dated April 8, 2013